[GRAPHIC]

LIBERTY STRATEGIC
INCOME FUND

ANNUAL REPORT
DECEMBER 31, 2002

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY EDELIVERY.

FOR MORE INFORMATION ABOUT RECEIVING YOUR SHAREHOLDER REPORTS ELECTRONICALLY, CALL US AT 800-345-6611. TO SIGN UP FOR EDELIVERY, VISIT US ONLINE AT www.libertyfunds.com.

[GRAPHIC]


LIBERTY STRATEGIC
INCOME FUND

ANNUAL REPORT
DECEMBER 31, 2002

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY EDELIVERY.

TO SIGN UP FOR EDELIVERY.GO TO www.icsdelivery.com

PRESIDENT'S MESSAGE

Dear Shareholder:

Despite early forecasts of higher interest rates and a robust economy, which could have been unfavorable for bonds, 2002 was another good year for the bond market. Intermediate and long-term interest rates rose in the first quarter, but then moved downward as scandals and bankruptcies, disappointing earnings reports, terrorist fears and the mounting threat of war with Iraq eroded investor confidence in stocks. Bond rates moved higher in the final months of the year and investment-grade bonds gave back some of their earlier returns as the stock market moved up and the economy showed signs of stabilizing.

In general, high quality bonds outperformed lower quality bonds, and long-term bonds outperformed intermediate- and short-term bonds. However, all investment-grade bond market sectors delivered positive performance for the year. Foreign and emerging bond markets were also strong performers.

In the year ahead, stronger economic conditions in the US and abroad could put pressure on US Treasury bonds, which were among the best performers in 2002. Those conditions could also make corporate and high-yield bonds more attractive. Because volatility across the financial markets is likely to continue, we believe it is important for shareholders to adhere to their long-term strategies and to talk to their financial advisors before making major changes to their portfolios.

The following report will provide you with more detailed information about fund performance and the strategies used by the fund's manager. As always, we thank you for investing in Liberty funds and for giving us the opportunity to help you build a strong financial future.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President

NET ASSET VALUE PER SHARE as of 12/31/02 ($)

                    Class A                              5.63
                    Class B                              5.62
                    Class C                              5.63
                    Class J                              5.62
                    Class Z                              5.59

DISTRIBUTIONS DECLARED PER SHARE
1/1/02 - 12/31/02 ($)

                    Class A                              0.44
                    Class B                              0.39
                    Class C                              0.40
                    Class J                              0.42
                    Class Z                              0.45

             - NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE INFORMATION

[CHART]

Value of a $10,000 investment
12/31/92 - 12/31/02

                      CLASS A SHARES       CLASS A SHARES    LEHMAN BROTHERS GOVERNMENT/
                WITHOUT SALES CHARGE    WITH SALES CHARGE              CREDIT BOND INDEX
  12/31/92                  $ 10,000             $  9,525                       $ 10,000
   1/31/93                  $ 10,204             $  9,719                       $ 10,218
   2/28/93                  $ 10,352             $  9,860                       $ 10,431
   3/31/93                  $ 10,530             $ 10,030                       $ 10,466
   4/30/93                  $ 10,622             $ 10,117                       $ 10,547
   5/31/93                  $ 10,729             $ 10,219                       $ 10,541
   6/30/93                  $ 10,881             $ 10,364                       $ 10,781
   7/31/93                  $ 10,945             $ 10,426                       $ 10,850
   8/31/93                  $ 11,130             $ 10,602                       $ 11,099
   9/30/93                  $ 11,119             $ 10,591                       $ 11,138
  10/31/93                  $ 11,337             $ 10,799                       $ 11,184
  11/30/93                  $ 11,311             $ 10,774                       $ 11,057
  12/31/93                  $ 11,497             $ 10,951                       $ 11,106
   1/31/94                  $ 11,746             $ 11,188                       $ 11,273
   2/28/94                  $ 11,558             $ 11,009                       $ 11,027
   3/31/94                  $ 11,195             $ 10,664                       $ 10,757
   4/30/94                  $ 11,084             $ 10,558                       $ 10,667
   5/31/94                  $ 11,083             $ 10,557                       $ 10,648
   6/30/94                  $ 11,049             $ 10,524                       $ 10,624
   7/31/94                  $ 11,096             $ 10,569                       $ 10,836
   8/31/94                  $ 11,111             $ 10,583                       $ 10,840
   9/30/94                  $ 11,076             $ 10,550                       $ 10,677
  10/31/94                  $ 11,124             $ 10,596                       $ 10,665
  11/30/94                  $ 11,022             $ 10,498                       $ 10,646
  12/31/94                  $ 11,071             $ 10,545                       $ 10,716
   1/31/95                  $ 11,189             $ 10,657                       $ 10,922
   2/28/95                  $ 11,461             $ 10,916                       $ 11,175
   3/31/95                  $ 11,683             $ 11,128                       $ 11,250
   4/30/95                  $ 11,941             $ 11,374                       $ 11,408
   5/31/95                  $ 12,289             $ 11,705                       $ 11,886
   6/30/95                  $ 12,321             $ 11,735                       $ 11,981
   7/31/95                  $ 12,459             $ 11,867                       $ 11,934
   8/31/95                  $ 12,508             $ 11,914                       $ 12,087
   9/30/95                  $ 12,739             $ 12,133                       $ 12,210
  10/31/95                  $ 12,916             $ 12,302                       $ 12,389
  11/30/95                  $ 13,058             $ 12,437                       $ 12,594
  12/31/95                  $ 13,311             $ 12,679                       $ 12,779
   1/31/96                  $ 13,528             $ 12,885                       $ 12,858
   2/29/96                  $ 13,413             $ 12,776                       $ 12,586
   3/31/96                  $ 13,371             $ 12,736                       $ 12,480
   4/30/96                  $ 13,462             $ 12,823                       $ 12,394
   5/31/96                  $ 13,496             $ 12,855                       $ 12,373
   6/30/96                  $ 13,569             $ 12,924                       $ 12,537
   7/31/96                  $ 13,642             $ 12,994                       $ 12,566
   8/31/96                  $ 13,832             $ 13,175                       $ 12,535
   9/30/96                  $ 14,119             $ 13,449                       $ 12,758
  10/31/96                  $ 14,311             $ 13,632                       $ 13,055
  11/30/96                  $ 14,642             $ 13,947                       $ 13,295
  12/31/96                  $ 14,674             $ 13,977                       $ 13,148
   1/31/97                  $ 14,670             $ 13,973                       $ 13,164
   2/28/97                  $ 14,787             $ 14,085                       $ 13,191
   3/31/97                  $ 14,499             $ 13,810                       $ 13,034
   4/30/97                  $ 14,658             $ 13,962                       $ 13,224
   5/31/97                  $ 14,922             $ 14,213                       $ 13,347
   6/30/97                  $ 15,125             $ 14,407                       $ 13,508
   7/31/97                  $ 15,497             $ 14,761                       $ 13,921
   8/31/97                  $ 15,431             $ 14,698                       $ 13,765
   9/30/97                  $ 15,765             $ 15,017                       $ 13,981
  10/31/97                  $ 15,718             $ 14,972                       $ 14,205
  11/30/97                  $ 15,800             $ 15,049                       $ 14,280
  12/31/97                  $ 15,941             $ 15,183                       $ 14,430
   1/31/98                  $ 16,197             $ 15,428                       $ 14,634
   2/28/98                  $ 16,259             $ 15,486                       $ 14,604
   3/31/98                  $ 16,387             $ 15,609                       $ 14,650
   4/30/98                  $ 16,471             $ 15,688                       $ 14,723
   5/31/98                  $ 16,533             $ 15,748                       $ 14,880
   6/30/98                  $ 16,528             $ 15,743                       $ 15,032
   7/31/98                  $ 16,675             $ 15,883                       $ 15,044
   8/31/98                  $ 15,985             $ 15,226                       $ 15,338
   9/30/98                  $ 16,310             $ 15,535                       $ 15,776
  10/31/98                  $ 16,282             $ 15,508                       $ 15,664
  11/30/98                  $ 16,767             $ 15,971                       $ 15,758
  12/31/98                  $ 16,762             $ 15,966                       $ 15,798
   1/31/99                  $ 16,876             $ 16,074                       $ 15,910
   2/28/99                  $ 16,657             $ 15,865                       $ 15,531
   3/31/99                  $ 16,891             $ 16,089                       $ 15,609
   4/30/99                  $ 17,128             $ 16,314                       $ 15,648
   5/31/99                  $ 16,760             $ 15,964                       $ 15,487
   6/30/99                  $ 16,755             $ 15,959                       $ 15,439
   7/31/99                  $ 16,748             $ 15,952                       $ 15,395
   8/31/99                  $ 16,669             $ 15,877                       $ 15,383
   9/30/99                  $ 16,714             $ 15,920                       $ 15,521
  10/31/99                  $ 16,709             $ 15,916                       $ 15,562
  11/30/99                  $ 16,856             $ 16,056                       $ 15,552
  12/31/99                  $ 16,978             $ 16,171                       $ 15,458
 1/31/2000                  $ 16,793             $ 15,995                       $ 15,453
 2/29/2000                  $ 17,046             $ 16,236                       $ 15,646
 3/31/2000                  $ 16,963             $ 16,157                       $ 15,873
 4/30/2000                  $ 16,800             $ 16,002                       $ 15,795
 5/31/2000                  $ 16,610             $ 15,821                       $ 15,781
 6/30/2000                  $ 16,950             $ 16,145                       $ 16,103
 7/31/2000                  $ 17,079             $ 16,268                       $ 16,274
 8/31/2000                  $ 17,211             $ 16,393                       $ 16,503
 9/30/2000                  $ 17,015             $ 16,206                       $ 16,566
10/31/2000                  $ 16,652             $ 15,861                       $ 16,670
11/30/2000                  $ 16,341             $ 15,565                       $ 16,955
12/31/2000                  $ 16,867             $ 16,066                       $ 17,289
 1/31/2001                  $ 17,565             $ 16,731                       $ 17,580
 2/28/2001                  $ 17,588             $ 16,753                       $ 17,761
 3/31/2001                  $ 17,182             $ 16,366                       $ 17,842
 4/30/2001                  $ 16,998             $ 16,191                       $ 17,709
 5/31/2001                  $ 17,102             $ 16,289                       $ 17,811
 6/30/2001                  $ 16,886             $ 16,084                       $ 17,897
 7/31/2001                  $ 16,993             $ 16,185                       $ 18,342
 8/31/2001                  $ 17,278             $ 16,457                       $ 18,577
 9/30/2001                  $ 16,711             $ 15,918                       $ 18,748
10/31/2001                  $ 17,198             $ 16,381                       $ 19,224
11/30/2001                  $ 17,413             $ 16,585                       $ 18,909
12/31/2001                  $ 17,385             $ 16,559                       $ 18,760
 1/31/2002                  $ 17,419             $ 16,592                       $ 18,897
 2/28/2002                  $ 17,454             $ 16,625                       $ 19,057
 3/31/2002                  $ 17,510             $ 16,678                       $ 18,670
 4/30/2002                  $ 17,850             $ 17,002                       $ 19,033
 5/31/2002                  $ 17,939             $ 17,087                       $ 19,208
 6/30/2002                  $ 17,645             $ 16,807                       $ 19,371
 7/31/2002                  $ 17,438             $ 16,610                       $ 19,603
 8/31/2002                  $ 17,718             $ 16,876                       $ 20,043
 9/30/2002                  $ 17,803             $ 16,957                       $ 20,473
10/31/2002                  $ 17,838             $ 16,991                       $ 20,277
11/30/2002                  $ 18,238             $ 17,371                       $ 20,289
12/31/2002                  $ 18,734             $ 17,844                       $ 20,827

PERFORMANCE OF A $10,000 INVESTMENT
12/31/92 - 12/31/02 ($)

                    WITHOUT       WITH
                     SALES        SALES
                    CHARGE       CHARGE
-----------------------------------------
Class A             18,734       17,844
-----------------------------------------
Class B             17,368       17,368
-----------------------------------------
Class C             18,142       18,142
-----------------------------------------
Class J             18,449       17,895
-----------------------------------------
Class Z             18,801          n/a

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT libertyfunds.com FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment return will flucuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on December 31, 1992 and reinvestment of all income and capital gains. The Lehman Brothers Government/Credit Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 12/31/02 (%)

SHARE CLASS               A                      B                      C                      J                Z
INCEPTION              4/21/77                5/15/92                 7/1/97                 11/2/98         1/29/99
----------------------------------------------------------------------------------------------------------------------
                  WITHOUT     WITH       WITHOUT     WITH      WITHOUT      WITH       WITHOUT     WITH      WITHOUT
                   SALES      SALES       SALES      SALES      SALES       SALES       SALES      SALES      SALES
                  CHARGE     CHARGE      CHARGE     CHARGE     CHARGE      CHARGE      CHARGE     CHARGE     CHARGE
----------------------------------------------------------------------------------------------------------------------
1-year               7.97      2.84         7.17      2.18        7.32       6.33         7.61      4.38        7.87
5-year               3.31      2.31         2.51      2.23        2.70       2.70         2.99      2.36        3.38
10-year              6.48      5.96         5.68      5.68        6.14       6.14         6.32      5.99        6.52

Past performance is no guarantee of future investment results. The principal value and investment returns will flucuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% charge for class A shares, and 3% for class J shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would have been lower.

Class C, class J and class Z share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of class C and class J shares would have been lower, and the returns for the class Z shares would have been higher.

SEC YIELDS ON 12/31/02 (%)

CLASS A                                      6.13
CLASS B                                      5.70
CLASS C                                      5.84
CLASS J                                      5.78
CLASS Z                                      6.75

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield for class C shares would have been 5.69%.

TOP 5 COUNTRIES AS OF 12/31/02 (%)

USA                                         67.0
NORWAY                                       3.5
NEW ZEALAND                                  3.4
RUSSIA                                       3.3
ITALY                                        2.6

Holdings are calculated as a percentage of total investments. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

[CHART]

LIBERTY STRATEGIC INCOME FUND VS. BOND MARKET SECTORS
1/1/02 - 12/31/02 (%)

Liberty Strategic Income Fund    7.97
Foreign government bonds        21.99
US government bonds             14.66
High-yield corporate bonds        3.1

Performance of class A shares at NAV does not include the maximum sales charge of 4.75%. Had it been included, returns would have been lower. Past performance is no guarantee of future results.

Foreign government bonds are represented by the Salomon Brothers Non-US World Government Bond Index; U.S. government bonds are represented by the Salomon Brothers 10-Year Treasury Government Bond Index; and high-yield corporate bonds are represented by the CS First Boston High Yield Index. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S REPORT

For the 12 months ended December 31, 2002, Liberty Strategic Income Fund class A shares returned 7.97%, without a sales charge. This return compares to the 11.02% return of the fund's benchmark, the Lehman Brothers Government/Credit Bond Index. Weakness in high-yield securities was the primary reason for the fund's underperformance of its benchmark. The fund outperformed its peers, as indicated by the average return of 6.59% for the Lipper Multi Sector Funds Category.(1) Holdings of foreign bonds denominated in currencies that were stronger than the US dollar, as well as holdings in US government bonds helped the fund outperform its peer group.

A DEFENSIVE STANCE AT THE OUTSET

As the year began, expectations ran high that the post-September 11 economic rebound would continue. However, we did not share that opinion and took steps to reduce the fund's risk exposure by boosting the overall credit quality of our holdings. We sold lower rated high-yield issues and reduced the fund's emerging market investments in favor of holdings in developed nations such as Sweden, Norway and Italy. However, we maintained commitments in oil-producing emerging nations such as Russia and Mexico. When oil prices rose, these investments were rewarded. We also expanded holdings of bonds denominated in foreign currencies. Foreign bonds became more attractive than US Treasuries due to higher interest rates overseas and continued economic weakness in the United States. By mid-year, we had upgraded the portfolio's overall credit quality from BBB+ to A-, where it remained through the end of the fiscal year. Overall, our strategies aided performance, although we were somewhat late in initiating the credit quality upgrade.

ALLOCATIONS ADJUSTED LATER IN THE YEAR

Beginning in October, as the economic outlook for the United States and other countries improved, we sought opportunities for price appreciation and higher yields. We cut back the fund's investment in US government bonds from approximately 34% of net assets to 27% of net assets because of low yields and our estimation of their limited appreciation potential going forward(2). We used the proceeds to expand the

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

fund's investments in high-yield and emerging markets, emphasizing high-yield securities rated "BB," which is the highest rating for non-investment grade bonds. Broader exposure to corporate issues aided results in the fourth quarter. Holdings in manufacturing and housing continued to do well.

PRESSURE CONTINUED ON HIGH-YIELD BONDS

Our investments in high-yield bonds generally detracted from performance. Our holdings in the cellular and cable television industries were a drag on performance. Bonds of US cable company Charter Communications (0.2% of net assets) suffered a substantial decline as Adelphia's accounting scandal spread concerns throughout the industry, lowering assets valuations and reducing financing available to all companies.(3) Our holdings in Adelphia, once the third largest issue in the high yield market, were sold as concerns about management increased, enabling us to avoid significant price declines in subsequent months. Some of our losses were offset by favorable results from homebuilders D.R. Horton and K. Hovnanian Enterprises (0.5% and 0.4% of net assets, respectively), as the strong housing market continued through most of 2002.

POSITIONED FOR A GRADUAL RECOVERY

The year-end positioning of the portfolio reflected growing confidence that a modest global recovery would be underway by late 2003. Current interest rate and tax policies seem positioned to accommodate this anticipated growth, barring the impact of any geopolitical shocks, which, of course, cannot be easily estimated. If economic activity accelerates, money now invested in US government bonds could flow into corporate securities. European holdings could benefit from the strong euro and possible interest rate cuts. But a delayed US recovery would likely postpone any upsurge in European economic activity. We believe that success in emerging market investments will likely be tied to political stability and structural reform as well as to oil prices, both for importing and exporting nations.

QUALITY BREAKDOWN AS OF 12/31/02 (%)

AAA                                         42.9
AA                                           2.6
A                                            6.0
BBB                                          4.2
BB                                          18.7
B                                           19.7
CCC                                          5.2
CC                                           1.6
D                                            0.5
Non-rated                                    0.6
Equity, preferred stock                      0.7
Other net assets                            -2.7

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

The "Other" category represents the total of other assets and liabilities.

[CHART]

PORTFOLIO STRUCTURE AS OF 12/31/02 (%)

Corporate bonds             40.1
Foreign gov't notes/bonds   33.9
US gov't notes/bonds        21.3
US agencies                  5.6
Cash & equivalents           1.1
Preferred stock              0.7
Other                       -2.7

Portfolio structure is calculated as a percentage of net assets. The "Other" category represents the total of other assets and liabilities. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns and structure in the future.

/s/ Laura A. Ostrander

LAURA A. OSTRANDER is the portfolio manager of Liberty Strategic Income Fund. Ms. Ostrander is a senior vice president, Colonial Management Associates, Inc. (Colonial), which is an affiliate of Columbia Management Group. Ms. Ostrander has over 15 years experience in the money management business. Prior to joining Colonial in 1996, she was a global fixed-income portfolio manager with American Express Financial Advisers in Minneapolis.

Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

----------
(2) Sector breakdowns and holdings are disclosed as of December 31, 2002 and are subject to change.

INVESTMENT PORTFOLIO

December 31, 2002

BONDS & NOTES - 100.9%                                           PAR             VALUE
--------------------------------------------------------------------------------------
CORPORATE FIXED INCOME
BONDS & NOTES - 40.1%
CONSTRUCTION - 2.0%

BUILDING CONSTRUCTION - 2.0%
Associated Materials Inc.,
   9.750% 04/15/12                                   $     1,995,000   $     2,094,750
Atrium Companies, Inc.,
   10.500% 05/01/09                                        1,445,000         1,408,875
Congoleum Corp.,
   8.625% 08/01/08                                         1,305,000           561,150
D.R. Horton, Inc.,
   9.750% 09/15/10                                         6,355,000         6,513,875
K. Hovnanian Enterprises, Inc.:
   8.875% 04/01/12                                         1,270,000         1,206,500
   10.500% 10/01/07                                        3,665,000         3,939,875
Lennar Corp.,
   7.625% 03/01/09                                         3,545,000         3,669,075
Ryland Group, Inc.,
   9.125% 06/15/11                                         1,950,000         2,067,000
Standard Pacific Corp.,
   9.250% 04/15/12                                         4,400,000         4,224,000
                                                                       ---------------
                                                                            25,685,100
                                                                       ---------------

CONSUMER STAPLES - 0.1%

HOUSEHOLD PRODUCTS - 0.1%
Armkel LLC,
   9.500% 08/15/09                                         1,150,000         1,244,875
                                                                       ---------------

FINANCE, INSURANCE & REAL ESTATE - 1.1%

DEPOSITORY INSTITUTIONS - 0.6%
Sovereign Bancorp, Inc.,
   10.500% 11/15/06                                        6,875,000         7,746,406
                                                                       ---------------

FINANCIAL SERVICES - 0.3%
MDP Acquisitions PLC,
   9.625% 10/01/12 (a)                                     3,300,000         3,448,500
                                                                       ---------------

INSURANCE AGENTS & BROKERS - 0.1%
Willis Corroon Corp.,
   9.000% 02/01/09                                         1,855,000         1,957,025
                                                                       ---------------

REAL ESTATE - 0.1%
iStar Financial, Inc.,
   8.750% 08/15/08                                         1,330,000         1,396,500
                                                                       ---------------

MANUFACTURING - 11.2%

APPAREL - 0.1%
William Carter Co.,
   10.875% 08/15/11                                        1,400,000         1,526,000
                                                                       ---------------

AUTO PARTS & EQUIPMENT - 0.2%
American Axle & Manufacturing, Inc.,
   9.750% 03/01/09                                         1,060,000         1,139,500
Rexnord Corp.,
   10.125% 12/15/12 (a)                              $       850,000   $       879,750
                                                                       ---------------
                                                                             2,019,250
                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 2.2%
Avecia Group PLC,
   11.000% 07/01/09                                        2,375,000         1,852,500
FMC Corp.,
   10.250% 11/01/09 (a)                                    2,700,000         2,916,000
Huntsman ICI Holdings LLC,
   (b) 12/31/09                                           26,310,000         6,051,300
IMC Global, Inc.,
   11.250% 06/01/11 (a)                                    2,550,000         2,766,750
Lyondell Chemical Co.:
   9.625% 05/01/07                                         3,000,000         2,872,500
   11.125% 07/15/12                                        2,450,000         2,425,500
MacDermid, Inc.,
   9.125% 07/15/11                                         2,600,000         2,782,000
Millennium America, Inc.,
   9.250% 06/15/08                                         1,695,000         1,771,275
Terra Capital, Inc.,
   12.875% 10/15/08                                        3,825,000         4,092,750
Texas Petrochemical Corp.,
   11.125% 07/01/06                                        3,015,000         1,839,150
                                                                       ---------------
                                                                            29,369,725
                                                                       ---------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.7%
Amphenol Corp.,
   9.875% 05/15/07                                           450,000           469,125
Condor Systems, Inc.,
   11.875% 05/01/09 (c)(d)                                 4,000,000           885,000
Flextronics International Ltd.,
   9.875% 07/01/10                                         3,670,000         3,963,600
TransDigm, Inc.,
   10.375% 12/01/08                                        4,150,000         4,274,500
                                                                       ---------------
                                                                             9,592,225
                                                                       ---------------
FABRICATED METAL - 0.2%
Earle M. Jorgensen & Co.,
   9.750% 06/01/12                                         2,800,000         2,856,000
                                                                       ---------------
FOOD & KINDRED PRODUCTS - 1.1%
Del Monte Corp.,
   9.250% 05/15/11                                         1,600,000         1,664,000
Dole Food Co., Inc.,
   7.250% 05/01/09                                         2,055,000         1,952,250
Michael Foods, Inc.,
   11.750% 04/01/11                                        1,250,000         1,400,000
New World Pasta Co.,
   9.250% 02/15/09                                         2,050,000         1,025,000
Premier International Foods PLC,
   12.000% 09/01/09                                        5,600,000         5,992,000
Smithfield Foods, Inc.,
   8.000% 10/15/09                                         2,835,000         2,891,700
                                                                       ---------------
                                                                            14,924,950
                                                                       ---------------

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
FURNITURE & FIXTURES - 0.2%
Juno Lighting, Inc.,
   11.875% 07/01/09                                  $     1,920,000   $     1,920,000
Simmons Co.,
   10.250% 03/15/09                                          280,000           303,800
                                                                       ---------------
                                                                             2,223,800
                                                                       ---------------

MACHINERY & COMPUTER EQUIPMENT - 0.2%
JLG Industries, Inc.,
   8.375% 06/15/12                                         1,360,000         1,122,000
Numatics, Inc.,
   9.625% 04/01/08                                         3,000,000         1,350,000
                                                                       ---------------
                                                                             2,472,000
                                                                       ---------------

MEASURING & ANALYZING INSTRUMENT - 0.1%
Fisher Scientific International, Inc.,
   8.125% 05/01/12                                         1,000,000         1,032,500
                                                                       ---------------

MISCELLANEOUS MANUFACTURING - 2.7%
Actuant Corp.,
   13.000% 05/01/09                                        2,340,000         2,737,800
AGCO Corp.,
   9.500% 05/01/08                                         2,430,000         2,624,400
American Standard, Inc.,
   7.375% 02/01/08                                         2,545,000         2,659,525
Amscan Holdings, Inc.,
   9.875% 12/15/07                                         2,750,000         2,557,500
Anchor Glass Container Corp.,
   11.250% 04/01/05                                        2,250,000         2,205,000
Applied Extrusion Technologies,
   10.750% 07/01/11                                        2,325,000         1,488,000
Ball Corp.,
   8.250% 08/01/08                                         1,400,000         1,470,000
Flowserve Corp.,
   12.250% 08/15/10                                        2,389,000         2,604,010
Koppers Industries, Inc.,
   9.875% 12/01/07                                         4,935,000         4,441,500
Newcor, Inc.,
   9.875% 03/01/08 (c)                                     4,600,000         1,058,000
Owens-Illinois, Inc.:
   7.150% 05/15/05                                           925,000           897,250
   7.350% 05/15/08                                         1,950,000         1,813,500
   7.500% 05/15/10                                           300,000           277,500
   8.100% 05/15/07                                         1,000,000           965,000
SPX Corp.,
   7.500% 01/01/13                                         1,575,000         1,594,687
Tekni-Plex, Inc.,
   12.750% 06/15/10                                        6,190,000         5,632,900
Terex Corp.,
   10.375% 04/01/11                                          925,000           869,500
                                                                       ---------------
                                                                            35,896,072
                                                                       ---------------

PAPER PRODUCTS - 1.2%
Corp Durango SA de CV,
   13.125% 08/01/06                                        3,300,000         1,188,000
Jefferson Smurfit Corp.,
   8.250% 10/01/12 (a)                               $     1,600,000   $     1,640,000
Packaging Corp. of America
   9.625% 04/01/09                                         2,545,000         2,748,600
Riverwood International Corp.,
   10.875% 04/01/08                                        7,340,000         7,413,400
Tembec Industries, Inc.,
   8.500% 02/01/11                                         2,750,000         2,763,750
                                                                       ---------------
                                                                            15,753,750
                                                                       ---------------

POLLUTION CONTROL - 0.0%
EnviroSource, Inc.,
   14.000% 12/15/08                                          612,520           551,268
                                                                       ---------------

PRIMARY METAL - 0.7%
AK Steel Corp.,
   7.750% 06/15/12 (a)                                     1,650,000         1,662,375
Bayou Steel Corp.,
   9.500% 05/15/08 (c)                                     3,000,000           450,000
Kaiser Aluminum & Chemical Corp.,
   10.875% 10/15/06 (c)(d)                                 4,715,000         3,159,050
Metallurg, Inc.,
   11.000% 12/01/07                                        2,200,000         1,870,000
Oregon Steel Mills, Inc.,
   10.000% 07/15/09 (a)                                    1,225,000         1,237,250
WCI Steel, Inc.,
   10.000% 12/01/04 (c)                                    3,915,000           900,450
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/07 (c)(d)                                  8,500,000           255,000
                                                                       ---------------
                                                                             9,534,125
                                                                       ---------------

PRINTING & PUBLISHING - 1.3%
American Greetings Corp.,
   11.750% 07/15/08                                        1,575,000         1,716,750
Dex Media East LLC,
   12.125% 11/15/12 (a)                                    3,580,000         3,964,850
Primedia, Inc.,
   8.875% 05/15/11                                         3,600,000         3,267,000
Von Hoffman Corp.,
   10.250% 03/15/09                                        3,200,000         3,040,000
Yell Finance BV,
   10.750% 08/01/11                                        4,400,000         4,796,000
                                                                       ---------------
                                                                            16,784,600
                                                                       ---------------

TEXTILE MILL PRODUCTS - 0.1%
Collins & Aikman Floor Cover,
   9.750% 02/15/10                                         1,400,000         1,400,000
                                                                       ---------------

TRANSPORTATION EQUIPMENT - 0.2%
Sequa Corp.,
   8.875% 04/01/08                                         1,160,000         1,107,835
Teekay Shipping Corp.,
   8.875% 07/15/11                                           700,000           717,500
                                                                       ---------------
                                                                             1,825,335
                                                                       ---------------

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
MINING & ENERGY - 4.7%

METAL MINING - 0.3%
Trimas Corp.,
   9.875% 06/15/12 (a)                               $     3,425,000   $     3,390,750
                                                                       ---------------

OIL & GAS EXTRACTION - 4.3%
Benton Oil & Gas Co.,
   9.375% 11/01/07                                         2,445,000         2,200,500
Chesapeake Energy Corp.,
   7.750% 01/15/15                                         1,800,000         1,791,000
Compton Petroleum Corp.,
   9.900% 05/15/09                                         2,200,000         2,310,000
Denbury Management, Inc.,
   9.000% 03/01/08                                           745,000           763,625
El Paso Energy Corp.,
   8.500% 06/01/11                                           625,000           575,000
Encore Acquisition Co.,
   8.375% 06/15/12 (a)                                     1,885,000         1,960,400
Forest Oil Corp.,
   8.000% 06/15/08                                         2,405,000         2,537,275
Magnum Hunter Resources, Inc.:
   9.600% 03/15/12                                         2,100,000         2,226,000
   10.000% 06/01/07                                        1,750,000         1,828,750
Mariner Energy, Inc.,
   10.500% 08/01/06                                        4,560,000         4,286,400
PDVSA Finance Ltd.:
   6.250% 02/15/06                                 EUR     5,212,200         4,728,117
   6.650% 02/15/06                                   $     2,550,000         2,164,313
Pemex Project Funding Master Trust:
   7.375% 12/15/14 (a)                                     2,550,000         2,654,627
   9.125% 10/13/10                                        11,015,000        12,612,175
Petsec Energy, Inc.,
   9.500% 06/15/07 (c)(d)(h)                               4,000,000            40,000
Pioneer Natural Resources Co.:
   7.500% 04/15/12                                           220,000           232,100
   9.625% 04/01/10                                         3,025,000         3,524,125
Pogo Producing Co.,
   8.250% 04/15/11                                         5,350,000         5,617,500
Stone Energy Corp.,
   8.250% 12/15/11                                         1,475,000         1,522,937
TransTexas Gas Corp.,
   15.000% 03/15/05 (c)                                      465,296           162,854
XTO Energy, Inc.,
   7.500% 04/15/12                                         2,800,000         2,968,000
                                                                       ---------------
                                                                            56,705,698
                                                                       ---------------

OIL & GAS FIELD SERVICES - 0.1%
Newpark Resources, Inc.,
   8.625% 12/15/07                                         1,860,000         1,739,100
                                                                       ---------------

RETAIL TRADE - 1.1%

FOOD STORES - 0.1%
Winn-Dixie Stores, Inc.,
   8.875% 04/01/08                                   $     1,830,000   $     1,866,600
                                                                       ---------------

FOOD & KINDRED PRODUCTS - 0.2%
Roundy's, Inc.,
   8.875% 06/15/12                                         2,615,000         2,582,312
                                                                       ---------------

MISCELLANEOUS RETAIL - 0.4%
JC Penney Co., Inc.,
   9.000% 08/01/12                                         2,775,000         2,830,500
Steinway Musical Instruments, Inc.,
   8.750% 04/15/11                                         2,600,000         2,548,000
                                                                       ---------------
                                                                             5,378,500
                                                                       ---------------

RESTAURANTS - 0.4%
Yum! Brands, Inc.:
   7.700% 07/01/12                                         1,925,000         2,011,625
   8.875% 04/15/11                                         2,475,000         2,697,750
                                                                       ---------------
                                                                             4,709,375
                                                                       ---------------

SERVICES - 9.4%

AMUSEMENT & RECREATION - 4.3%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                        2,650,000         2,888,500
Argosy Gaming Co.,
   10.750% 06/01/09                                        2,955,000         3,250,500
Boyd Gaming Corp.:
   7.750% 12/15/12 (a)                                     1,335,000         1,321,650
   9.500% 07/15/07                                         1,375,000         1,436,875
Circus & Eldorado/Silver
   Legacy Capital Corp.,
   10.125% 03/01/12                                        2,855,000         2,812,175
Coast Hotels & Casinos, Inc.,
   9.500% 04/01/09                                         3,000,000         3,187,500
Corus Entertainment Inc.,
   8.750% 03/01/12                                         1,275,000         1,351,500
Hollywood Casino Corp.,
   11.250% 05/01/07                                        4,260,000         4,622,100
Hollywood Casino Shreveport,
   13.000% 08/01/06                                        4,230,000         4,314,600
Hollywood Park, Inc.,
   9.250% 02/15/07                                         5,575,000         4,961,750
International Game Technology,
   8.375% 05/15/09                                         2,550,000         2,817,750
Majestic Investor Holdings LLC,
   11.653% 11/30/07                                        1,550,000         1,457,000
MGM Mirage, Inc.,
   8.375% 02/01/11                                         2,550,000         2,741,250
Mohegan Tribal Gaming:
   8.000% 04/01/12                                         3,500,000         3,666,250
   8.375% 06/01/11                                         1,285,000         1,352,462

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
AMUSEMENT & RECREATION (CONTINUED)
Park Place Entertainment Corp.,
   9.375% 02/15/07                                   $     2,690,000   $     2,864,850
Penn National Gaming, Inc.,
   11.125% 03/01/08                                        3,350,000         3,651,500
Regal Cinemas, Inc.,
   9.375% 02/01/12                                         3,380,000         3,591,250
Riviera Holdings Corp.,
   11.000% 06/15/10                                          200,000           180,000
Six Flags, Inc.,
   9.500% 02/01/09                                         2,920,000         2,810,500
Venetian Casino Resort LLC,
   11.000% 06/15/10 (a)                                    1,975,000         2,063,875
                                                                       ---------------
                                                                            57,343,837
                                                                       ---------------

AUTO EQUIPMENT & RENTAL SERVICES - 1.2%
Collins & Aikman Products Co.,
   10.750% 12/31/11                                        4,935,000         4,688,250
Dana Corp.:
   9.000% 08/15/11                                         1,375,000         1,330,313
   10.125% 03/15/10                                        1,190,000         1,207,850
Dura Operating Corp.,
   8.625% 04/15/12                                         2,170,000         2,191,700
Lear Corp.,
   8.110% 05/15/09                                         2,955,000         3,124,912
United Rentals, Inc.:
   8.800% 08/15/08                                         2,200,000         1,760,000
   9.500% 06/01/08                                         1,765,000         1,447,300
                                                                       ---------------
                                                                            15,750,325
                                                                       ---------------

FUNERAL SERVICES - 0.5%
Service Corp. International,
   7.700% 04/15/09                                         3,860,000         3,667,000
Stewart Enterprises, Inc.,
   10.750% 07/01/08                                        2,695,000         2,977,975
                                                                       ---------------
                                                                             6,644,975
                                                                       ---------------

HEALTH SERVICES - 2.7%
AmerisourceBergen Corp.:
   7.250% 11/15/12 (a)                                     1,390,000         1,428,225
   8.125% 09/01/08                                         2,500,000         2,675,000
Coventry Health Care, Inc.,
   8.125% 02/15/12                                         2,550,000         2,690,250
HCA-The Healthcare Co.,
   8.750% 09/01/10                                         5,000,000         5,729,200
Healthsouth Corp.,
   7.625% 06/01/12                                         2,610,000         2,153,250
Insight Health Services Corp.,
   9.875% 11/01/11                                         2,810,000         2,683,550
Magellan Health Services, Inc.:
   9.000% 02/15/08                                         5,330,000         1,332,500
   9.375% 11/15/07 (a)                                     2,550,000         1,989,000
Medquest, Inc.,
   11.875% 08/15/12 (a)                              $     3,000,000   $     2,970,000
Pacificare Health Systems, Inc.,
   10.750% 06/01/09                                        3,140,000         3,359,800
Radiologix, Inc.,
   10.500% 12/15/08                                        1,170,000           912,600
Res-Care, Inc.,
   10.625% 11/15/08                                        2,975,000         2,290,750
Tenet Healthcare Corp.,
   6.375% 12/01/11                                         3,930,000         3,527,175
United Surgical Partners,
   10.000% 12/15/11                                        2,235,000         2,290,875
                                                                       ---------------
                                                                            36,032,175
                                                                       ---------------

HOTELS, CAMPS & LODGING - 0.7%
Host Marriott LP,
   9.500% 01/15/07                                         4,825,000         4,897,375
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12 (a)                                     3,750,000         3,712,500
                                                                       ---------------
                                                                             8,609,875
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 10.3%

AEROSPACE - 0.3%
BE Aerospace, Inc.,
   8.875% 05/01/11                                         2,000,000         1,480,000
L-3 Communications Corp.,
   7.625% 06/15/12                                         2,700,000         2,794,500
                                                                       ---------------
                                                                             4,274,500
                                                                       ---------------

AIR TRANSPORTATION - 0.7%
Northwest Airlines Inc.,
   9.875% 03/15/07                                         2,485,000         1,590,400
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                         2,710,000         2,845,500
U.S. Airways, Inc.,
   10.375% 03/01/13 (d)                                    9,400,000         4,700,000
                                                                       ---------------
                                                                             9,135,900
                                                                       ---------------

BROADCASTING - 1.9%
Advanstar Communications, Inc.,
   12.000% 02/15/11                                        3,400,000         2,652,000
Allbritton Communications Co.,
   9.750% 11/30/07                                         2,940,000         3,054,660
Canwest Media, Inc.,
   10.625% 05/15/11                                        3,450,000         3,674,250
Emmis Communications,
   (e) 03/15/11
   (12.500% 03/15/06)                                      3,613,000         2,899,433
LIN Holding Corp.,
   (e) 03/01/08
   (10.000% 03/01/03)                                      4,810,000         4,906,200

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
BROADCASTING (CONTINUED)
Quebecor Media, Inc.,
   11.125% 07/15/11                                  $     4,000,000   $     3,680,000
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                                           960,000         1,027,200
TV Azteca SA de CV,
   10.500% 02/15/07                                        3,500,000         3,150,000
                                                                       ---------------
                                                                            25,043,743
                                                                       ---------------

CABLE - 2.0%
British Sky Broadcasting Group,
   8.200% 07/15/09                                         5,095,000         5,565,931
Cable Satisfaction International, Inc.,
   12.750% 03/01/10                                        3,220,000           644,000
Charter Communications
   Holding LLC:
   (e) 04/01/11
   (9.920% 04/01/04)                                       5,285,000         1,849,750
   10.000% 04/01/09                                        1,925,000           847,000
   10.750% 10/01/09                                        1,000,000           450,000
Comcast UK Cable Partners Ltd.,
   11.200% 11/15/07                                        5,140,000         3,649,400
EchoStar DBS Corp.,
   9.250% 02/01/06                                         6,320,000         6,620,200
Insight Communications,
   (e) 02/15/11
   (12.250% 02/15/06)                                      4,920,000         2,706,000
Northland Cable Television, Inc.,
   10.250% 11/15/07                                        5,950,000         3,986,500
                                                                       ---------------
                                                                            26,318,781
                                                                       ---------------

COMMUNICATIONS - 0.3%
XM Satellite Radio, Inc.,
   14.000% 03/15/10                                        5,575,000         3,791,000
                                                                       ---------------

COMMUNICATIONS SERVICES - 0.3%
Crown Castle International Corp.:
   (e) 05/15/11
   (10.375% 05/01/04)                                      1,850,000         1,202,500
   10.750% 08/01/11                                        1,200,000         1,050,000
SBA Communications Corp.,
   10.250% 02/01/09                                        2,710,000         1,470,175
                                                                       ---------------
                                                                             3,722,675
                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.2%
Allied Waste North America, Inc.:
   8.500% 12/01/08                                         3,400,000         3,417,000
   10.000% 08/01/09                                        9,175,000         9,129,125
HydroChem Industrial Services, Inc.,
   10.375% 08/01/07                                        5,120,000         3,840,000
                                                                       ---------------
                                                                            16,386,125
                                                                       ---------------

ELECTRIC SERVICES - 1.4%
AES Corp.,
   9.500% 06/01/09                                         2,330,000         1,421,300
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                   $     5,110,000   $     5,663,617
Caithness Coso Funding Corp.,
   9.050% 12/15/09                                         3,016,481         2,956,151
Calpine Corp.,
   8.500% 02/15/11                                         4,855,000         2,160,475
CMS Energy Corp.,
   8.900% 07/15/08                                           540,000           480,600
Nevada Power Co.,
   10.875% 10/15/09 (a)                                    1,675,000         1,725,250
PSE&G Energy Holdings,
   8.625% 02/15/08                                         2,495,000         2,020,950
Western Resources, Inc.,
   7.875% 05/01/07                                         1,715,000         1,715,000
                                                                       ---------------
                                                                            18,143,343
                                                                       ---------------

MARINE SERVICES - 0.2%
Stena AB,
   9.625% 12/01/12 (a)                                     1,650,000         1,699,500
Trico Marine Services, Inc.,
   8.875% 05/15/12                                         1,625,000         1,495,000
                                                                       ---------------
                                                                             3,194,500
                                                                       ---------------

MOTOR FREIGHT & WAREHOUSING - 0.2%
Quality Distribution Inc., LLC.:
   12.000% 06/15/09 (a)                                      922,056           137,156
   12.500% 06/15/08 (a)                                    3,877,000         1,933,654
                                                                       ---------------
                                                                             2,070,810
                                                                       ---------------

RADIO & TELEPHONE COMMUNICATIONS - 0.8%
AirGate PCS, Inc.,
   (e) 10/01/09
   (13.500% 10/01/04)                                      2,300,000           253,000
Clear Channel Communications,
   8.000% 11/01/08                                           810,000           878,850
Horizon PCS, Inc.,
   13.750% 06/15/11                                        2,975,000           565,250
Nextel Communications, Inc.:
   9.375% 11/15/09                                         3,665,000         3,325,988
   9.750% 10/31/07                                         1,230,000         1,143,900
Nextel Partners, Inc.,
   11.000% 03/15/10                                        1,425,000         1,225,500
NTL, Inc.,
   12.750% 04/15/05 (c)(d)                                 5,500,000           577,500
Rogers Cantel, Inc.,
   9.750% 06/01/16                                         3,100,000         2,759,000
US Unwired, Inc.,
   (e) 11/01/09
   (13.375% 11/01/04)                                      5,535,000           332,100
                                                                       ---------------
                                                                            11,061,088
                                                                       ---------------

RAILROAD - 0.3%
Kansas City Southern Railway,
   7.500% 06/15/09                                         1,410,000         1,480,500

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
RAILROAD (CONTINUED)
TFM SA de CV,
   12.500% 06/15/12 (a)                              $     2,210,000   $     2,201,712
                                                                       ---------------
                                                                             3,682,212
                                                                       ---------------
TELECOMMUNICATIONS - 0.7%
AT&T Wireless Services, Inc.,
   7.875% 03/01/11                                         2,040,000         2,040,000
Carrier1 International SA,
   13.250% 02/15/09 (c)(d)                                 6,000,000           180,000
Insight Midwest/Insight Capital,
   9.750% 10/01/09 (a)                                     2,600,000         2,457,000
RCN Corp.,
   11.125% 10/15/07                                        6,000,000         1,320,000
Time Warner Telecom L.L.C.:
   9.750% 07/15/08                                         3,300,000         1,815,000
   10.125% 02/01/11                                        2,300,000         1,265,000
                                                                       ---------------
                                                                             9,077,000
                                                                       ---------------

WHOLESALE TRADE - 0.2%

DURABLE GOODS - 0.2%
Playtex Products, Inc.,
   9.375% 06/01/11                                         2,950,000         3,215,500
                                                                       ---------------

TOTAL CORPORATE FIXED INCOME
   BONDS & NOTES
   (cost of $580,082,053)                                                  529,110,705
                                                                       ---------------

U.S. GOVERNMENT AGENCIES &
OBLIGATIONS - 26.9%

FEDERAL HOME LOAN MORTGAGE CORP:
   7.500% 03/01/16                                            27,979            29,426
   8.000% 04/01/06-05/01/16                                  217,698           229,597
   8.500% 02/01/07-07/01/10                                  192,239           204,081
   8.750% 05/01/05-07/01/08                                   39,543            41,866
   9.000% 09/01/04-01/01/22                                  252,974           276,972
   9.250% 08/01/08-09/01/16                                  204,134           223,930
   9.500% 11/01/08-08/01/16                                  208,606           226,103
   9.750% 12/01/08-09/01/16                                   26,256            29,196
   10.000% 07/01/09-11/01/19                                 258,114           288,781
   10.500% 11/01/11-10/01/24                                 150,872           173,221
   10.750% 05/01/10-09/01/13                                 308,951           350,209
   11.250% 10/01/10-11/01/15                                 197,197           226,058
                                                                       ---------------
                                                                             2,299,440
                                                                       ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION:
   6.500% TBA (f)                                         60,590,000        63,070,433
   7.500% 11/01/03-11/01/11                                  135,617           141,255
   8.000% 07/01/08-07/01/09                                  122,379           128,512
   8.250% 11/01/07                                            47,408            49,513
   8.500% 05/01/08-09/01/21                                  372,623           397,070
   9.000% 10/01/03-08/01/21                                  943,929         1,029,468
   9.250% 05/01/16                                   $       103,993   $       115,292
   10.000% 11/01/13-03/01/16                                 386,307           439,536
   10.500% 09/01/07-03/01/16                                 447,900           511,451
                                                                       ---------------
                                                                            65,882,530
                                                                       ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
   8.500% 02/15/06                                             7,782             8,309
   9.000% 08/15/08-12/15/17                                2,989,507         3,314,023
   9.500% 06/15/09-11/15/17                                1,321,544         1,465,845
   10.000% 06/15/04-09/15/21                                 371,618           423,867
   10.500% 12/15/10-04/15/21                                 105,585           122,405
   11.000% 12/15/09-12/15/15                                 487,124           563,936
   11.750% 08/15/13                                            9,789            11,435
   12.000% 05/15/14                                              891             1,052
                                                                       ---------------
                                                                             5,910,872
                                                                       ---------------

U.S. TREASURY NOTES/BONDS:
   8.875% 02/15/19                                        14,000,000        20,672,974
   10.375% 11/15/12                                       62,000,000        82,866,844
   10.625% 08/15/15                                       25,415,000        41,036,279
   11.625% 11/15/04                                       28,600,000        33,888,769
   12.000% 08/15/13                                       70,248,000       102,290,431
                                                                       ---------------
                                                                           280,755,297
                                                                       ---------------

TOTAL U.S. GOVERNMENT
   AGENCIES & OBLIGATIONS
   (cost of $370,934,394)                                                  354,848,139
                                                                       ---------------

FOREIGN GOVERNMENT OBLIGATIONS - 33.9%

European Investment Bank,
   7.625% 12/07/07                                 GBP     6,900,000        12,638,759
Government of Australia,
   6.250% 04/15/15                                 AUD    15,600,000         9,453,629
Government of Canada,
   10.000% 06/01/08                                CAD    26,710,000        21,671,673
Government of New Zealand:
   6.000% 11/15/11                                 NZD    60,910,000        31,752,191
   6.500% 04/15/13                                         6,600,000         3,561,509
   8.000% 11/15/06                                        19,750,000        11,107,219
Government of Sweden:
   6.750% 05/05/14                                 SEK    82,600,000        11,071,146
   10.250% 05/05/03                                      114,200,000        13,412,011
Kingdom of Norway:
   6.000% 05/16/11                                 NOK   129,800,000        18,969,603
   6.750% 01/15/07                                       191,760,000        28,916,415
Ministry Finance Russia,
   9.000% 03/25/04                                 DEM    14,180,000         7,895,919
Poland Government Bond,
   8.500% 05/12/07                                 PLN    70,845,000        20,511,987
Republic of Brazil:
   8.000% 04/15/14                                   $     7,388,460         4,840,099
   11.000% 08/17/40                                        5,270,000         3,280,575
   12.000% 11/17/06                                EUR     4,800,000         3,886,061
   14.500% 10/15/09                                  $     8,200,000         6,806,000
Republic of Bulgaria,
   7.500% 01/15/13                                 EUR    18,722,000        20,644,890

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)

Republic of Colombia:
   9.750% 04/09/11                                   $     7,860,557   $     8,116,026
   10.000% 01/23/12                                        2,500,000         2,525,000
   11.375% 01/31/08                                EUR     2,500,000         2,646,655
Republic of Greece:
   8.600% 03/26/08                                         3,492,296         4,505,333
   8.800% 06/19/07                                        10,741,012        13,717,865
   8.900% 03/21/04                                        10,105,591        11,373,036
Republic of Hungary,
   8.500% 10/12/05                                 HUF 2,400,000,000        10,948,791
Republic of Italy:
   5.250% 08/01/11                                 EUR    22,800,000        25,764,429
   9.500% 02/01/06                                         7,250,000         9,022,839
Republic of Panama,
   10.750% 05/15/20                                  $     6,655,000         7,420,325
Republic of South Africa:
   9.125% 05/19/09                                         3,520,000         4,197,600
   12.000% 02/28/05                                ZAR    64,800,000         7,686,145
   13.000% 08/31/10                                       85,425,000        11,108,616
Republic of Venezuela,
   9.250% 09/15/27                                   $     6,945,000         4,722,600
Russian Federation:
   5.000% 03/31/30                                        12,110,000         9,566,900
   11.000% 07/24/18                                        5,752,000         6,876,516
   12.750% 06/24/28                                       15,030,000        19,914,750
United Kingdom Treasury,
   9.000% 07/12/11                                 GBP     7,830,000        16,670,232
United Mexican States:
   8.300% 08/15/31                                   $     3,560,000         3,755,800
   11.000% 05/08/17                                ITL 8,380,000,000         5,652,947
   11.375% 09/15/16                                  $    10,000,000        13,400,000
Western Australia Treasury Corp.,
   7.500% 08/15/08                                 AUD    27,530,000        17,247,437
                                                                       ---------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
   (cost of $412,614,265)                                                  447,259,528
                                                                       ---------------

TOTAL BONDS & NOTES
   (cost of $1,363,630,712)                                              1,331,218,372
                                                                       ---------------

PREFERRED STOCK - 0.7%                                        SHARES
--------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.2%

FINANCIAL SERVICES - 0.2%
Sinclair Capital,
   11.625% 03/15/09                                           18,000         1,935,000
                                                                       ---------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.5%

CABLE - 0.5%
CSC Holdings Ltd., PIK:
   11.125%                                                    53,352         4,988,412
   11.750%                                                    23,529         2,247,020
                                                                       ---------------
                                                                             7,235,432
                                                                       ---------------

                                                              SHARES             VALUE
--------------------------------------------------------------------------------------
COMMUNICATIONS - 0.0%
Dobson Communication Corp.,
   12.250% PIK                                                   998   $       479,174
                                                                       ---------------

POLLUTION CONTROL - 0.0%
Envirosource, Inc.,
   7.250%                                                      3,850           178,241
                                                                       ---------------

TELECOMMUNICATION - 0.0%
XO Communications, Inc.,
   13.500% PIK                                                 3,169                 3
                                                                       ---------------

TOTAL PREFERRED STOCK
   (cost of $14,877,535)                                                     9,827,850
                                                                       ---------------
COMMONSTOCK - 0.0%

MANUFACTURING - 0.0%

FOOD & KINDRED PRODUCTS - 0.0%
Darling International, Inc.                                   80,133           143,438
                                                                       ---------------
MINING & ENERGY - 0.0%

OIL & GAS EXTRACTION - 0.0%
Forest Oil Corp.                                               8,215           227,145
Orion Refining Corp. (a)(g)                                        9                 -
                                                                       ---------------
                                                                               227,145
                                                                       ---------------

SERVICES - 0.0%

HEALTH SERVICES - 0.0%
Kuala Healthcare Affiliates, Inc.                            176,666               177
                                                                       ---------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%

COMMUNICATIONS - 0.0%
Song Networks Holding AB, ADR (h)                             28,100               562
                                                                       ---------------

POLLUTION CONTROL - 0.0%
Envirosource, Inc.                                            15,400             3,542
Fairlane Management Corp. (h)                                 15,400                --
                                                                       ---------------
                                                                                 3,542
                                                                       ---------------

TELECOMMUNICATIONS - 0.0%
Adelphia Business Solutions, Inc.,
   Class B (g)                                                19,695               453
Nextel Communications, Inc.,
   Class A (g)                                                18,590           214,714
                                                                       ---------------
                                                                               215,167
                                                                       ---------------

TOTAL COMMON STOCK
   (cost of $2,558,133)                                                        590,031
                                                                       ---------------

See notes to investment portfolio.

WARRANTS (g) - 0.0%                                            UNITS             VALUE
--------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%

DEPOSITORY INSTITUTIONS - 0.0%
KMC Telecom Holdings, Inc.,
   Expires 04/15/08 (a)                                        2,000   $            20
                                                                       ---------------

RETAIL TRADE - 0.0%

FOOD STORES - 0.0%
Pathmark Stores, Inc.,
   Expires 09/19/10                                           32,317            24,884
                                                                       ---------------

RUBBER & PLASTIC - 0.0%
Berry Plastics Corp.,
   Expires 04/15/04 (h)                                        3,000            60,000
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 0.0%

CABLE - 0.0%
Cable Satisfaction International, Inc.,
   Expires 03/01/05                                            6,080               608
Ono Finance PLC,
   Expires 05/31/09                                            8,000                 8
   Expires 02/15/11                                            2,050                21
                                                                       ---------------
                                                                                   637
                                                                       ---------------

COMMUNICATIONS - 0.0%
Splitrock Services, Inc.,
   Expires 07/15/08                                            2,000            14,000
UbiquiTel, Inc.,
   Expires 04/15/10 (a)                                        4,300             1,075
                                                                       ---------------
                                                                                15,075
                                                                       ---------------

COMMUNICATION SERVICES - 0.0%
IPCS, Inc.,
   Expires 07/15/10 (a)                                        2,500               625
                                                                       ---------------

MOTOR FREIGHT & WAREHOUSING - 0.0%
Quality Distribution Inc., LLC,
   Expires 01/15/07 (a)                                       11,841                --
                                                                       ---------------

TELECOMMUNICATIONS - 0.0%
Carrier1 International SA,
   Expires 02/19/09 (a)(d)                                     2,780                28
Horizon PCS, Inc.,
   Expires 10/01/10 (a)                                        3,875                 4
Jazztel PLC,
   Expires 02/01/10 (a)                                        1,250                --
MetroNet Communications Corp.,
   Expires 08/15/07                                            1,250                --
XM Satellite Radio Holdings, Inc.,
   Expires 03/15/10 (a)                                        2,000             1,500
                                                                       ---------------
                                                                                 1,532
                                                                       ---------------

TOTAL WARRANTS
   (cost of $4,187,526)                                                        102,773
                                                                       ---------------

SHORT-TERM OBLIGATION - 1.1%                                     PAR             VALUE
--------------------------------------------------------------------------------------
Repurchase agreement with
  State Street Bank & Trust, Co.,
  dated 12/31/02, due 01/02/03
  at 1.180%, collateralized by
  U.S. Treasury Bonds maturing
  8/15/22 market value $14,119,047
  (repurchase proceeds $13,840,907)
  (cost of $13,840,000)                              $    13,840,000   $    13,840,000
                                                                       ---------------

TOTAL INVESTMENTS 102.7%
   (cost of $1,399,093,906) (i)                                          1,355,579,026
                                                                       ---------------

OTHER ASSETS & LIABILITIES, NET - (2.7)%                                   (35,620,624)
                                                                       ---------------

NET ASSETS - 100.0%                                                    $ 1,319,958,402
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $50,164,026 or 3.8% of net assets.
(b) Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) As of December 31, 2002, the fund held certain securities that have filed for bankruptcy protection under Chapter 11, representing 0.7% of net assets.
(e) Stepped coupon bonds. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Trust will begin accruing this rate.
(f) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(g) Non-income producing.
(h) Represents fair value as determined in good faith under the direction of the Trustees.
(i) Cost for federal income tax purposes is $1,424,673,765. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales and amortization/accretion tax elections on fixed income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

    As of December 31, 2002, the Fund had entered into the following forward currency contracts:

                                                 NET UNREALIZED
CONTRACTS          IN EXCHANGE      SETTLEMENT    APPRECIATION/
TO DELIVER             FOR             DATE       DEPRECIATION
---------------------------------------------------------------
CAD  8,037,000     US$  5,085,885    01/09/03     $     74,639
EUR 33,751,500     US$ 35,370,900    01/16/03       (1,136,781)
GBP  4,450,000     US$  7,154,101    01/16/03         (160,582)
NOK 93,486,000     US$ 13,449,781    01/16/03         (565,977)
SEK 62,935,000     US$  7,230,616    01/16/03         (226,320)
                                                  ------------
                                                  $ (2,015,021)
                                                  ============

See notes to financial statements.

SUMMARY OF SECURITIES                            % OF TOTAL
BY COUNTRY (UNAUDITED)             VALUE        INVESTMENTS
-------------------------------------------------------------
United States            $   908,319,498            67.0%
Norway                        47,886,018             3.5
New Zealand                   46,420,919             3.4
Russia                        44,254,085             3.3
Italy                         34,787,268             2.6
Greece                        29,596,234             2.2
United Kingdom                29,308,991             2.2
Australia                     26,701,066             2.0
Sweden                        24,483,157             1.8
South Africa                  22,992,361             1.7
Mexico                        22,808,747             1.7
Canada                        21,671,673             1.6
Bulgaria                      20,644,890             1.5
Poland                        20,511,987             1.5
Brazil                        18,812,735             1.4
Colombia                      13,287,681             1.0
Hungary                       10,948,791             0.8
Panama                         7,420,325             0.5
Venezuela                      4,722,600             0.3
                         ---------------           -----
                         $ 1,355,579,026           100.0%
                         ===============           =====

           ACRONYM                NAME
---------------------------------------------------
             ADR      American Depositary Receipt
             AUD           Australian Dollar
             CAD            Canadian Dollar
             DEM          German Deutschemark
             EUR             Euro Currency
             GBP          Great Britain Pound
             HUF           Hungarian Forint
             ITL             Italian Lira
             NOK            Norwegian Krone
             NZD          New Zealand Dollar
             PIK            Payment-In-Kind
             PLN             Polish Zloty
             SEK             Swedish Krona
             ZAR          South African Rand

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
Investments, at cost                                      $ 1,399,093,906
                                                          ---------------
Investments, at value                                     $ 1,355,579,026
Foreign currency (cost of $492)                                       494
Receivable for:
   Fund shares sold                                               854,634
   Interest                                                    33,545,361
   Dollar roll income                                             445,118
   Dividends                                                      217,502
Deferred Trustees' compensation plan                               29,526
                                                          ---------------
      Total Assets                                          1,390,671,661
                                                          ---------------
LIABILITIES:
Payable due to custodian                                           34,161
Net unrealized depreciation on foreign
   forward currency contracts                                   2,015,021
Payable for:
   Investments purchased                                          792,533
   Investments purchased on a delayed
      delivery basis                                           62,770,834
   Fund shares repurchased                                      3,766,627
   Management fee                                                 715,147
   Transfer agent fee                                             406,658
   Pricing and bookkeeping fees                                    36,977
   Custody fee                                                     33,053
Deferred Trustees' fee                                             29,526
Other liabilities                                                 112,722
                                                          ---------------
      Total Liabilities                                        70,713,259
                                                          ---------------
NET ASSETS                                                $ 1,319,958,402
                                                          ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                           $ 1,767,983,268
Overdistributed net investment income                         (25,578,478)
Accumulated net realized loss                                (377,578,779)
Net unrealized depreciation on:
   Investments                                                (43,514,880)
   Foreign currency translations                               (1,352,729)
                                                          ---------------
NET ASSETS                                                $ 1,319,958,402
                                                          ===============
CLASS A:
Net assets                                                $   552,736,811
Shares outstanding                                             98,240,954
                                                          ---------------
Net asset value per share                                 $          5.63(a)
                                                          ===============
Maximum offering price per share
   ($5.63/0.9525)                                         $          5.91(b)
                                                          ===============
CLASS B:
Net assets                                                $   456,563,149
Shares outstanding                                             81,203,538
                                                          ---------------
Net asset value and offering price per share              $          5.62(a)
                                                          ===============
CLASS C:
Net assets                                                $    38,923,124
Shares outstanding                                              6,917,291
                                                          ===============
Net asset value and offering price per share              $          5.63(a)
                                                          ===============
CLASS J:
Net assets                                                $   271,732,627
Shares outstanding                                             48,367,511
                                                          ===============
Net asset value per share                                 $          5.62(a)
                                                          ===============
Maximum offering price per share
   ($5.62/0.97)                                           $          5.79(b)
                                                          ---------------
CLASS Z:
Net assets                                                $         2,691
Shares outstanding                                                    481
                                                          ===============
Net asset value, redemption and offering
   price per share                                        $          5.59
                                                          ===============


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest                                                  $   104,072,755
Dividends                                                       1,903,893
Dollar roll fee income                                          3,256,772
                                                          ---------------
   Total Investment Income (net of
      foreign taxes withheld of $746,080)                     109,233,420
                                                          ---------------
EXPENSES:
Management fee                                                  8,711,239
Distribution fee:
   Class B                                                      3,606,040
   Class C                                                        297,430
   Class J                                                        992,769
Service fee:
   Class A                                                      1,339,445
   Class B                                                      1,134,067
   Class C                                                         93,648
   Class J                                                        671,619
Pricing and bookkeeping fees                                      552,515
Transfer agent fee                                              3,887,964
Trustees' fee                                                      51,616
Custody fee                                                       274,271
Other expenses                                                    151,451
                                                          ---------------
   Total Expenses                                              21,764,074
Fees waived by Distributor - Class C                              (59,478)
Custody earnings credit                                            (5,664)
                                                          ---------------
   Net Expenses                                                21,698,932
                                                          ---------------
Net Investment Income                                          87,534,488
                                                          ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                (90,892,105)
   Foreign currency transactions                              (12,106,212)
                                                          ---------------
      Net realized loss                                      (102,998,317)
                                                          ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                112,953,334
   Foreign currency translations                                  106,906
                                                          ---------------
      Net change in unrealized appreciation/
         depreciation                                         113,060,240
                                                          ---------------
Net Gain                                                       10,061,923
                                                          ---------------
Net Increase in Net Assets from Operations                $    97,596,411
                                                          ===============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                          ----------------------------------
IN NET ASSETS:                                     2002              2001
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                        $    87,534,488    $   128,724,944
Net realized loss on
   investments and foreign
   currency transactions                        (102,998,317)      (136,322,509)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations                         113,060,240         49,984,576
                                             ---------------    ---------------
Net Increase from Operations                      97,596,411         42,387,011
                                             ---------------    ---------------
DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income:
   Class A                                       (42,003,370)       (46,691,586)
   Class B                                       (32,234,724)       (48,801,551)
   Class C                                        (2,719,136)        (3,544,584)
   Class J                                       (20,199,908)       (34,229,039)
   Class Z                                           (44,973)          (295,153)
Return of capital:
   Class A                                        (2,370,220)        (3,956,036)
   Class B                                        (1,818,983)        (4,134,808)
   Class C                                          (153,439)          (300,322)
   Class J                                        (1,139,866)        (2,900,123)
   Class Z                                            (2,538)           (25,007)
                                             ---------------    ---------------
Total Distributions
   Declared to
   Shareholders                                 (102,687,157)      (144,878,209)
                                             ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                  76,999,338        159,940,369
   Distributions reinvested                       22,577,921         26,051,063
   Redemptions                                  (120,669,061)      (112,725,586)
                                             ---------------    ---------------
      Net Increase (Decrease)                    (21,091,802)        73,265,846
                                             ---------------    ---------------
Class B:
   Subscriptions                                  66,402,147        104,249,304
   Distributions reinvested                       18,557,348         28,021,493
   Redemptions                                  (159,845,033)      (252,987,306)
                                             ---------------    ---------------
      Net Decrease                               (74,885,538)      (120,716,509)
                                             ---------------    ---------------
Class C:
   Subscriptions                                  10,711,255         15,490,383
   Distributions reinvested                        1,596,012          2,286,312
   Redemptions                                   (16,138,332)       (15,558,670)
                                             ---------------    ---------------
      Net Increase (Decrease)                     (3,831,065)         2,218,025
                                             ---------------    ---------------
Class J:
   Subscriptions                                   7,970,201         59,847,670
   Redemptions                                   (59,088,986)      (218,210,654)
                                             ---------------    ---------------
      Net Decrease                               (51,118,785)      (158,362,984)
                                             ---------------    ---------------
Class Z:
   Subscriptions                             $        31,748    $     4,246,282
   Distributions reinvested                           47,503            320,160
   Redemptions                                    (1,932,379)        (2,482,595)
                                             ---------------    ---------------
      Net Increase
      (Decrease)                                  (1,853,128)         2,083,847
                                             ---------------    ---------------
Net Decrease from
   Share Transactions                           (152,780,318)      (201,511,775)
                                             ---------------    ---------------
Total Decrease in
   Net Assets                                   (157,871,064)      (304,002,973)

NET ASSETS:
Beginning of period                            1,477,829,466      1,781,832,439
                                             ---------------    ---------------
End of period (including
   overdistributed net
   investment income of
   $(25,578,478) and
   $(23,536,368),
   respectively)                             $ 1,319,958,402    $ 1,477,829,466
                                             ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                  13,798,283         27,518,050
   Issued for distributions
      reinvested                                   4,075,545          4,492,051
   Redemptions                                   (21,765,079)       (19,289,781)
                                             ---------------    ---------------
      Net Increase
         (Decrease)                               (3,891,251)        12,720,320
                                             ---------------    ---------------
Class B:
   Subscriptions                                  11,996,584         17,729,660
   Issued for distributions
      reinvested                                   3,358,728          4,821,532
   Redemptions                                   (28,815,674)       (43,530,569)
                                             ---------------    ---------------
      Net Decrease                               (13,460,362)       (20,979,377)
                                             ---------------    ---------------
Class C:
   Subscriptions                                   1,930,151          2,623,088
   Issued for distributions
      reinvested                                     287,824            393,676
   Redemptions                                    (2,910,443)        (2,663,083)
                                             ---------------    ---------------
      Net Increase
         (Decrease)                                 (692,468)           353,681
                                             ---------------    ---------------
Class J:
   Subscriptions                                   1,438,451         10,070,910
   Redemptions                                   (10,581,690)       (37,264,380)
                                             ---------------    ---------------
      Net Decrease                                (9,143,239)       (27,193,470)
                                             ---------------    ---------------
Class Z:
   Subscriptions                                       5,811            711,730
   Issued for distributions
      reinvested                                       8,620             55,323
   Redemptions                                      (344,889)          (436,308)
                                             ---------------    ---------------
      Net Increase
         (Decrease)                                 (330,458)           330,745
                                             ---------------    ---------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Strategic Income Fund (the "Fund"), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek current income consistent with prudent risk and maximum total return. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which the shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Class J shares are sold with a front-end sales charge and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The accompanying financial statements are prepared under accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price. Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

SECURITIES LENDING:

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2002, the Fund had no securities out on loan.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B, Class C and Class J service fees and Class B, Class C and Class J distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J shares and distribution fee applicable to Class B, Class C and Class J shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no U.S. federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Premium and discount are being amortized for all debt securities. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, defaulted bonds, market discount, paydowns, foreign currency transactions, capital loss carryforwards, non-deductible expenses and post-October losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

    OVERDISTRIBUTED   ACCUMULATED
    NET INVESTMENT    NET REALIZED        PAID-IN
        INCOME            LOSS            CAPITAL
--------------------------------------------------------
      $ 7,625,513     $ 35,026,463     $ (42,651,976)

Net investment income, net realized gain (loss) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                               2002             2001
---------------------------------------------------------
Distributions paid from:
  Ordinary Income          $  97,202,111   $ 133,561,913
  Return of capital            5,485,046      11,316,296
                           -------------   -------------
                           $ 102,687,157   $ 144,878,209
                           =============   =============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                       UNREALIZED
                      APPRECIATION
                     (DEPRECIATION)*
--------------------------------------------------------
                     $ (68,432,447)

* The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, discount accretion/premium amortization on debt securities and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                CAPITAL LOSS
     YEAR OF EXPIRATION         CARRYFORWARD
---------------------------------------------------
            2003               $  18,824,896
            2007                  21,541,689
            2008                  63,518,542
            2009                 136,912,288
            2010                 135,415,014
                               -------------
                               $ 376,212,429
                               =============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002 for federal income tax purposes, post-October losses of $2,735,461 attributable to foreign currency transactions were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the OAdvisorO) is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS     ANNUAL FEE RATE
-----------------------------------------------------
         First $1 billion               0.65%
         Next $1 billion                0.60%
         Over $2 billion                0.55%

PRICING AND BOOKKEEPING FEES:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor Inc., (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $30,518 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $659, $1,361,451 and $9,556 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for its Class A, Class B, Class C and Class J shares, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.15% of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to January 1, 1993 and (2) 0.25% of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the year ended December 31, 2002, the Fund's annual service fee was 0.24%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average daily net assets attributable to Class B and Class C shares and 0.35% annually of the Fund's average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $5,664 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $820,765,528 and $1,003,213,945, respectively, of which $92,074,559 and $231,878,863, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation    $   66,770,637
     Gross unrealized depreciation      (135,865,376)
                                      --------------
         Net unrealized depreciation  $  (69,094,739)
                                      ==============

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing.

Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1U2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1U2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. In addition, a commitment fee of 0.10% per annum on the unused commitment shall be paid quarterly by each fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in OOther expensesO on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the year ended December 31, 2002, the Fund had no borrowings under the agreement.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------------------------
CLASS A SHARES                               2002              2001                 2000              1999              1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $      5.64       $      6.00          $      6.62       $      7.11       $      7.32
                                          -----------       -----------          -----------       -----------       -----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                            0.38(a)           0.48(a)(b)           0.58(c)           0.57(c)           0.56
Net realized and unrealized gain (loss)
    on investments and foreign currency          0.05             (0.30)(b)            (0.62)            (0.48)            (0.19)
                                          -----------       -----------          -----------       -----------       -----------
Total from Investment Operations                 0.43              0.18                (0.04)             0.09              0.37
                                          -----------       -----------          -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.42)            (0.50)               (0.53)            (0.58)(d)         (0.58)(d)
Return of capital                               (0.02)            (0.04)               (0.05)               --                --
                                          -----------       -----------          -----------       -----------       -----------
Total Distributions Declared
   to Shareholders                              (0.44)            (0.54)               (0.58)            (0.58)            (0.58)
                                          -----------       -----------          -----------       -----------       -----------
NET ASSET VALUE,
   END OF PERIOD                          $      5.63       $      5.64          $      6.00       $      6.62       $      7.11
                                          ===========       ===========          ===========       ===========       ===========
Total return(e)                                  7.97%             3.07%               (0.68)%            1.28%             5.17%
                                          ===========       ===========          ===========       ===========       ===========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses(f)                                      1.23%             1.21%                1.17%             1.19%             1.15%
Net investment income(f)                         6.75%             8.22%(b)             9.12%             8.30%             7.88%
Portfolio turnover rate                            62%              106%                  35%               44%               64%
Net assets, end of period (000's)         $   552,737       $   575,791          $   536,481       $   669,795       $   787,461

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------------------------
CLASS B SHARES                               2002              2001                 2000              1999              1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $      5.63       $      6.00          $      6.62       $      7.11       $      7.32
                                          -----------       -----------          -----------       -----------       -----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                            0.34(a)           0.44(a)(b)           0.53(c)           0.51(c)           0.51
Net realized and unrealized gain (loss)
   on investments and foreign currency           0.04             (0.32)(b)            (0.62)            (0.48)            (0.20)
                                          -----------       -----------          -----------       -----------       -----------
Total from Investment Operations                 0.38              0.12                (0.09)             0.03              0.31
                                          -----------       -----------          -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.37)            (0.45)               (0.48)            (0.52)(d)         (0.52)(d)
Return of capital                               (0.02)            (0.04)               (0.05)               --                --
                                          -----------       -----------          -----------       -----------       -----------
Total Distributions Declared
   to Shareholders                              (0.39)            (0.49)               (0.53)            (0.52)            (0.52)
                                          -----------       -----------          -----------       -----------       -----------
NET ASSET VALUE,
   END OF PERIOD                          $      5.62       $      5.63          $      6.00       $      6.62       $      7.11
                                          ===========       ===========          ===========       ===========       ===========
Total return(e)                                  7.17%             2.12%               (1.41)%            0.52%             4.38%
                                          ===========       ===========          ===========       ===========       ===========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses(f)                                      1.98%             1.96%                1.92%             1.94%             1.90%
Net investment income(f)                         6.00%             7.47%(b)             8.37%             7.55%             7.13%
Portfolio turnover rate                            62%              106%                  35%               44%               64%
Net assets, end of period (000's)         $   456,563       $   533,406          $   693,733       $   914,145       $   919,740

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------------
CLASS C SHARES                              2002             2001                2000                1999                1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $     5.64       $     6.00          $     6.62          $     7.11          $     7.32
                                         ----------       ----------          ----------          ----------          ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                          0.35(a)          0.45(a)(b)          0.54(c)(d)          0.52(c)(d)          0.52(c)
Net realized and unrealized gain (loss)
   on investments and foreign currency         0.04            (0.31)(b)           (0.62)              (0.48)              (0.20)
                                         ----------       ----------          ----------          ----------          ----------
Total from Investment Operations               0.39             0.14               (0.08)               0.04                0.32
                                         ----------       ----------          ----------          ----------          ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.38)           (0.46)              (0.49)              (0.53)(e)           (0.53)(e)
Return of capital                             (0.02)           (0.04)              (0.05)                 --                  --
                                         ----------       ----------          ----------          ----------          ----------
Total Distributions Declared
   to Shareholders                            (0.40)           (0.50)              (0.54)              (0.53)              (0.53)
                                         ----------       ----------          ----------          ----------          ----------
NET ASSET VALUE,
    END OF PERIOD                        $     5.63       $     5.64          $     6.00          $     6.62          $     7.11
                                         ==========       ==========          ==========          ==========          ==========
Total return(f)                                7.32%(g)         2.45%              (1.26)%(g)           0.67%(g)            4.54%(g)
                                         ==========       ==========          ==========          ==========          ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses(h)                                    1.83%            1.81%               1.77%(c)            1.79%(c)            1.75%(c)
Net investment income(h)                       6.15%            7.62%(b)            8.52%(c)            7.70%(c)            7.28%(c)
Waiver/reimbursement                           0.15%              --                0.15%               0.15%               0.15%
Portfolio turnover rate                          62%             106%                 35%                 44%                 64%
Net assets, end of period (000's)        $   38,923       $   42,906          $   43,538          $   57,246          $   36,918

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Net of fees waived by the Distributor which amounted to $0.02, $0.01 and $0.01 per share and 0.15%, 0.15% and 0.15% for the periods ended December 31, 2000, 1999 and 1998, respectively.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------------
CLASS J SHARES                               2002              2001                 2000              1999             1998(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $      5.63       $      6.00          $      6.62       $      7.10       $      7.00
                                          -----------       -----------          -----------       -----------       -----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                            0.36(b)           0.46(b)(c)           0.55(d)           0.54(d)           0.08
Net realized and unrealized gain (loss)
   on investments and foreign currency           0.05             (0.31)(c)            (0.62)            (0.47)             0.11(e)
                                          -----------       -----------          -----------       -----------       -----------
Total from Investment Operations                 0.41              0.15                (0.07)             0.07              0.19
                                          -----------       -----------          -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.40)            (0.48)               (0.50)            (0.55)(f)         (0.09)(f)
Return of capital                               (0.02)            (0.04)               (0.05)               --                --
                                          -----------       -----------          -----------       -----------       -----------
Total Distributions Declared
   to Shareholders                              (0.42)            (0.52)               (0.55)            (0.55)            (0.09)
                                          -----------       -----------          -----------       -----------       -----------
NET ASSET VALUE,
   END OF PERIOD                          $      5.62       $      5.63          $      6.00       $      6.62       $      7.10
                                          ===========       ===========          ===========       ===========       ===========
Total return(g)                                  7.61%             2.56%               (1.02)%            1.07%             2.74%(h)
                                          ===========       ===========          ===========       ===========       ===========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses(i)                                      1.58%             1.56%                1.52%             1.54%             1.49%(j)
Net investment income(i)                         6.40%             7.87%(c)             8.77%             7.95%             7.76%(j)
Portfolio turnover rate                            62%              106%                  35%               44%               64%
Net assets, end of period (000's)         $   271,733       $   323,866          $   508,079       $   568,311       $    49,143

(a) Class J shares were initially offered on November 2, 1998. Per share reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.25% to 7.87%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
CLASS Z SHARES                                              2002            2001               2000          1999(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    5.62       $    5.99          $    6.62       $    7.10
                                                         ---------       ---------          ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.39(b)         0.49(b)(c)         0.59(d)         0.53(d)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                       0.03           (0.31)(c)          (0.63)          (0.47)
                                                         ---------       ---------          ---------       ---------
Total from Investment Operations                              0.42            0.18              (0.04)           0.06
                                                         ---------       ---------          ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                   (0.43)          (0.51)             (0.54)          (0.54)(e)
Return of capital                                            (0.02)          (0.04)             (0.05)             --
                                                         ---------       ---------          ---------       ---------
Total Distributions Declared to Shareholders                 (0.45)          (0.55)             (0.59)          (0.54)
                                                         ---------       ---------          ---------       ---------
NET ASSET VALUE, END OF PERIOD                           $    5.59       $    5.62          $    5.99       $    6.62
                                                         =========       =========          =========       =========
Total return(f)                                               7.87%           3.14%             (0.59)%          1.50%(g)
                                                         =========       =========          =========       =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses(h)                                                   0.99%           0.98%              0.93%           0.95%(i)
Net investment income(h)                                      6.99%           8.45%(c)           9.36%           8.54%(i)
Portfolio turnover rate                                         62%            106%                35%             44%
Net assets, end of period (000)                          $       3       $   1,860          $       1       $   4,928

(a) Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I
AND THE SHAREHOLDERS OF LIBERTY STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Strategic Income Fund (the "Fund") (a series of Liberty Funds Trust I) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2003

TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                YEAR FIRST                                      NUMBER OF
                              POSITION WITH     ELECTED OR                                 PORTFOLIOS IN FUND         OTHER
                                 LIBERTY        APPOINTED     PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE            FUNDS(1)       TO OFFICE     DURING PAST FIVE YEARS           BY TRUSTEE             HELD
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 47)       Trustee           1996       Executive Vice                       103                None
c/o Liberty Funds Group LLC                                   President-Strategy of
One Financial Center                                          United Airlines (airlines)
Boston, MA 02111                                              since December 2002
                                                              (formerly President of UAL
                                                              Loyalty Services (airline)
                                                              from September 2001 to
                                                              December 2002; (Executive
                                                              Vice President and Chief
                                                              Financial Officer from
                                                              March 1993 to September
                                                              2001 of United Airlines);
                                                              Senior Vice President and
                                                              Chief Financial Officer of
                                                              UAL, Inc. prior thereto

Janet Langford Kelly (age 45)    Trustee           1996       Executive Vice                       103                None
c/o Liberty Funds Group LLC                                   President-Corporate
One Financial Center                                          Development and
Boston, MA 02111                                              Administration, General
                                                              Counsel and Secretary,
                                                              Kellogg Company (food
                                                              manufacturer), since
                                                              September 1999; Senior Vice
                                                              President, Secretary and
                                                              General Counsel, Sara Lee
                                                              Corporation (branded,
                                                              packaged,
                                                              consumer-products
                                                              manufacturer) prior thereto

Richard W. Lowry (age 66)        Trustee           1995       Private Investor since               105***             None
c/o Liberty Funds Group LLC                                   1987 (formerly Chairman
One Financial Center                                          and Chief Executive
Boston, MA 02111                                              Officer, U.S. Plywood
                                                              Corporation (building
                                                              products manufacturer))

Salvatore Macera (age 71)        Trustee           1998       Private Investor since               103                None
c/o Liberty Funds Group LLC                                   1981 (formerly Executive
One Financial Center                                          Vice President and
Boston, MA 02111                                              Director of Itek
                                                              Corporation (electronics)
                                                              from 1975 to 1981)

Charles R. Nelson (age 60)       Trustee           1981       Professor of Economics,              118*               None
c/o Liberty Funds Group LLC                                   University of Washington,
One Financial Center                                          since January 1976; Ford
Boston, MA 02111                                              and Louisa Van Voorhis
                                                              Professor of Political
                                                              Economy, University of
                                                              Washington, since
                                                              September 1993; Director,
                                                              Institute for Economic
                                                              Research, University of
                                                              Washington, since
                                                              September 2001; Adjunct
                                                              Professor of Statistics,
                                                              University of Washington,
                                                              since September 1980;
                                                              Associate Editor, Journal
                                                              of Money Credit and
                                                              Banking, since September,
                                                              1993; Trustee, Columbia
                                                              Funds since July 2002;
                                                              consultant on econometric
                                                              and statistical matters

John J. Neuhauser (age 59)       Trustee           1985       Academic Vice President               105***        Saucony, Inc.
c/o Liberty Funds Group LLC                                   and Dean of Faculties                                (athletic
One Financial Center                                          since August 1999, Boston                           footwear) and
Boston, MA 02111                                              College (formerly Dean,                            SkillSoft Corp.
                                                              Boston College School of                            (e-learning)
                                                              Management from
                                                              September 1977 to
                                                              September 1999)

Thomas E. Stitzel (age 67)       Trustee           1998       Business Consultant since            103                None
c/o Liberty Funds Group LLC                                   1999 (formerly Professor
One Financial Center                                          of Finance from 1975 to
Boston, MA 02111                                              1999 and Dean from 1977 to
                                                              1991, College of Business,
                                                              Boise State University);
                                                              Chartered Financial Analyst

                                                 YEAR FIRST                                    NUMBER OF
                                                 ELECTED OR                                PORTFOLIOS IN FUND         OTHER
                               POSITION WITH      APPOINTED    PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE         LIBERTY FUNDS(1)    TO OFFICE     DURING PAST FIVE YEARS         BY TRUSTEE             HELD
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (age 65)       Trustee           1996      Managing Director,                  103                Anixter
c/o Liberty Funds Group LLC                                   William Blair Capital                               International
One Financial Center                                          Partners (private equity                          (network support
Boston, MA 02111                                              investing) since                                      equipment
                                                              September 1994 (formerly                            distributor),
                                                              Chief Executive Officer                              Jones Lang
                                                              and Chairman of the Board                           LaSalle (real
                                                              of Directors, Continental                              estate
                                                              Bank Corporation prior                               management
                                                              thereto)                                            services) and
                                                                                                                MONY Group (life
                                                                                                                   insurance)

Anne-Lee Verville (age 57)        Trustee           1998      Author and speaker on               103            Chairman of the
c/o Liberty Funds Group LLC                                   educational systems needs                             Board of
One Financial Center                                          (formerly General                                    Directors,
Boston, MA 02111                                              Manager, Global Education                           Enesco Group,
                                                              Industry from 1994 to                              Inc.(designer,
                                                              1997, and President,                                importer and
                                                              Applications Solutions                             distributor of
                                                              Division from 1991 to                               giftware and
                                                              1994, IBM Corporation                               collectibles)
                                                              (global education and
                                                              global applications))

INTERESTED TRUSTEES
William E. Mayer** (age 62)       Trustee           1994      Managing Partner, Park              105***         Lee Enterprises
c/o Liberty Funds Group LLC                                   Avenue Equity Partners                             (print media),
One Financial Center                                          (private equity) since                             WR Hambrecht +
Boston, MA 02111                                              February 1999 (formerly                            Co. (financial
                                                              Founding Partner,                                      service
                                                              Development Capital LLC                            provider), and
                                                              from November 1996 to                               First Health
                                                              February 1999; Dean and                             (health care)
                                                              Professor, College of
                                                              Business and Management,
                                                              University of Maryland
                                                              from October 1992 to
                                                              November 1996)

Joseph R. Palombo** (age 49)    Trustee and         2000      Chief Operating Officer             103                 None
One Financial Center          Chairman of the                 of Columbia Management
Boston, MA 02111                   Board                      Group, Inc. (Columbia
                                                              Management Group) since
                                                              November 2001; formerly
                                                              Chief Operations Officer
                                                              of Mutual Funds, Liberty
                                                              Financial Companies, Inc.
                                                              from August 2000 to
                                                              November 2001; Executive
                                                              Vice President of Stein
                                                              Roe & Farnham,
                                                              Incorporated (Stein Roe)
                                                              since April 1999;
                                                              Executive Vice President
                                                              and Director of Colonial
                                                              Management Associates,
                                                              Inc. since April 1999;
                                                              Director of Stein Roe
                                                              since September 2000;
                                                              Trustee and Chairman of
                                                              the Board of Stein Roe
                                                              Mutual Funds since
                                                              October 2000; Manager of
                                                              Stein Roe Floating Rate
                                                              Limited Liability Company
                                                              since October 2000; Vice
                                                              President of Galaxy Funds
                                                              since September 2002;
                                                              (formerly Vice President
                                                              of Liberty Funds from
                                                              April 1999 to August
                                                              2000; Chief Operating
                                                              Officer and Chief
                                                              Compliance Officer,
                                                              Putnam Mutual Funds from
                                                              December 1993 to March
                                                              1999)

(1) In December 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.
* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director of Columbia Funds, currently consisting of 15 funds, which are advised by an affiliate of the Advisor.
** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.
*** In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

OFFICERS AND TRANSFER AGENT

                                                      YEAR FIRST
                                                      ELECTED OR
                                  POSITION WITH       APPOINTED
NAME, ADDRESS AND AGE             LIBERTY FUNDS       TO OFFICE              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Keith T. Banks (age 47)           President           2001                   President of Liberty Funds since November 2001;
Columbia Management Group, Inc.                                              President, Chief Investment Officer and hief
590 Madison Avenue, 36th Floor                                               Executive Officer of Columbia Management Group or
New York, NY 10022                                                           its predecessor since August 2000; (formerly
                                                                             Managing Director and Head of U.S. Equity, J.P.
                                                                             Morgan Investment Management from November 1996 to
                                                                             August 2000); President of Galaxy Funds since
                                                                             September 2002

Vicki L. Benjamin (age 41)        Chief               2001                   Controller of Liberty Funds, Stein Roe Funds and
One Financial Center              Accounting                                 Liberty All- Star Funds since May 2002; Chief
Boston, MA 02111                  Officer and                                Accounting Officer of Liberty Funds, Stein Roe
                                  Controller                                 Funds and Liberty All-Star Funds since June 2001;
                                                                             Controller and Chief Accounting Officer of Galaxy
                                                                             Funds since September 2002; (formerly Vice
                                                                             President, Corporate Audit, State Street Bank and
                                                                             Trust Company from May 1998 to April 2001; Audit
                                                                             Manager from July 1994 to June 1997; Senior Audit
                                                                             Manager from July 1997 to May 1998, Coopers &
                                                                             Lybrand, LLP)

J. Kevin Connaughton (age 38)     Treasurer           2000                   Treasurer of Liberty Funds and Liberty All-Star
One Financial Center                                                         Funds since December 2000 (formerly Controller of
Boston, MA 02111                                                             the Liberty Funds and Liberty All-Star Funds from
                                                                             February 1998 to October 2000); Treasurer of Stein
                                                                             Roe Funds since February 2001 (formerly Controller
                                                                             from May 2000  to February 2001); Treasurer of
                                                                             Galaxy Funds since September 2002; (formerly Vice
                                                                             President from April 2000 to January 2001; Vice
                                                                             President of 777Colonial Management Associates,
                                                                             Inc. from February 1998 to October 2000; Senior
                                                                             Tax Manager, Coopers & Lybrand, LLP from April
                                                                             1996 to January 1998)

Jean S. Loewenberg (age 57)       Secretary           2002                   Secretary of Liberty Funds, Stein Roe Funds and
One Financial Center                                                         Liberty All-Star Funds since February 2002;
Boston, MA 02111                                                             General Counsel of Columbia Management Group since
                                                                             December 2001; Senior Vice President since
                                                                             November 1996, Assistant General Counsel since
                                                                             September 2002 of Fleet National Bank (formerly
                                                                             Senior Vice President and Group Senior Counsel of
                                                                             Fleet National Bank from November 1996 to
                                                                             September 2002)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
LIBERTY STRATEGIC INCOME FUND

LIBERTY STRATEGIC INCOME FUND   Annual Report, December 31, 2002

                                                                     PRSRT STD
                                                                   U.S. Postage
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[LIBERTY FUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621


                                                716-02/458M-0103 (02/03) 03/0213